For Immediate Release

Silverado Receives Encouraging Preliminary 2008 Drill Results at Nolan Creek

Vancouver, BC, Canada, (July 21, 2008). Silverado Gold Mines Ltd. (the "Company" or "Silverado") SLGLF OTCBB, SLGL Frankfurt, www.silverado.com, announces today that it has completed 16 drill holes totalling 4,823 ft. as part of its 2008 exploration drilling at Workman’s Bench, the Company's prime exploration target on its Nolan Creek property. This year's drilling has extended the known lateral extent of the stibnite (antimony)-gold vein systems on Workman’s Bench from 600 ft. to 1,000 ft.

Visible gold was observed in drill core from holes 08SH1B and 08SH08. The Company has also collected four large underground samples of stibnite and gold mineralized rock from the main vein in Tunnel D, which assayed as high as 2.02 troy ounces of gold per ton, and 40.39% antimony.

Workman's Bench is the Company's prime exploration target for a lode gold and antimony deposit in the southwestern part of the Solomon Shear Zone. The Solomon Shear Zone contains NE striking gold-antimony-quartz vein systems which also occur in other areas on the Nolan Creek property, including across Smith Creek on Pringle Bench and north of Smith Creek Dome.

This years drilling on Workman’s Bench has focused on defining the lateral and vertical extent of the known gold and antimony mineralized zones, in particular on the main exposed vein in underground exploration Tunnels C and D. Information thus far indicates the gold and antimony mineralized zones at Workman's Bench are open laterally and at depth. A drill hole location map for these zones can be found on the Company’s website on the Nolan Creek project page at http://www.silverado.com/i/pdf/2008-07-21_Fig1.pdf . The drill hole map is also shown on page 5 herein, see ‘Fig 1’

The Company has received the first assay results for drill holes 08SH01A, 08SH01B and 08SH02, which are presented in the table below. The reader should note that assay results listed in the table present results of individual veins sampled and cut from the drill core. Assays from some of the veins cut in drill holes 08SH1B and 08SH02 are pending, and will be reported upon receipt. Additional assays for the remaining drill holes are also pending. Drilling continues on the Workman’s Bench Zone, as warranted.

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

DRILL HOLE NUMBER	SAMPLE INTERVAL (FROM)	SAMPLE INTERVAL (TO)	SAMPLE LENGTH (FT)	GOLD (OZ/TON)	ANTIMONY (%)
08SH01A	94.90	96.30	1.4	0.01	1.40
08SH01A	130.60	131.60	1	0.07	0.01
08SH01A	150.70	151.40	0.7	0.04	0.00
08SH01A	162.00	167.00	5	0.01	1.44
08SH01A	169.10	171.50	2.4	0.04	0.01
08SH01A	176.00	178.00	2	0.08	0.01
08SH01B	198.70	199.20	0.5	0.21	17.86
08SH01B	232.50	233.00	0.5	0.03	0.03
08SH01B	293.30	293.90	0.6	0.12	0.00
08SH02	125.00	127.00	2	0.04	0.86
08SH02	142.50	143.00	0.5	0.08	0.00
08SH02	145.00	146.00	1	0.11	0.01
08SH02	146.50	148.50	2	0.07	0.01
08SH02	154.60	155.40	0.8	0.07	0.01
08SH02	155.90	156.80	0.9	0.07	0.00
08SH02	160.00	160.60	0.6	0.03	23.33
08SH02	169.00	169.50	0.5	0.02	3.32
08SH02	170.20	170.70	0.5	0.02	7.95
08SH02	176.10	176.60	0.5	0.05	0.03
08SH02	182.00	182.70	0.7	0.08	0.03
08SH02	186.50	187.50	1	0.09	37.92

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

DRILL HOLE NUMBER	SAMPLE INTERVAL (FROM)	SAMPLE INTERVAL (TO)	SAMPLE LENGTH (FT)	GOLD (OZ/TON)	ANTIMONY (%)
08SH02	198.80	200.60	1.8	0.04	0.01

The assay results at Workman's Bench returned significant antimony grades in drill holes 08SH1B and 08SH02. Drill core from hole 08SH1B showed visible gold in one vein. Assays for that particular interval are still pending. Drill hole 08SH02 intersected the main vein at 186.5 ft to 187.5 ft downhole. The vein has a true width of 5 inches, and assayed as high as 37.92% antimony and 0.09 troy ounces of gold per ton. Visible, coarse gold was also observed in a stibnite-quartz vein in drill hole 08SH08 at 348 ft to 348.2 ft. (Please see also http://www.silverado.com/i/pdf/2008-07-21_Pic1.pdf ), and 380 ft to 381.2 ft downhole.

All drill core was logged and photographed by Silverado geologists. Once all technical data was derived from the core, the core was cut lengthwise. The half-core was sampled by predetermined intervals based on geology, and placed in sealed sample bags labelled with the assigned sample number. All samples were delivered to ALS Chemex in Fairbanks for analysis. Specific antimony samples of massive stibnite veins were delivered to Alaska Assay Laboratories in Fairbanks for analysis. With the shipment to the laboratories of every 20th sample, the Company submitted two (2) standard samples, and one (1) blank sample for analysis. From time to time, the Company instructed the laboratories to assay duplicate samples of the pulp from the drill core.

Silverado further announces that gold and antimony values from large vein samples collected underground from the main vein in Tunnel D at four different sample locations assayed as high as 2.02 troy ounces gold per ton and 40.39% antimony. These assays confirm the high grade nature of gold and antimony mineralization within the main vein over a length of 67 ft in Tunnel D. The stibnite ore samples were delivered to Alaska Assay Laboratories in Fairbanks for analysis.

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

Duplicate samples have also been delivered to ALS Chemex in Fairbanks for analysis. Duplicate assays are pending.

SAMPLE LOCATION	SAMPLE NUMBER	GOLD (OZ/TON)	ANTIMONY (%)
I	707081	0.38	33.13
II	707082	0.65	33.59
III	707083	2.02	34.46
IV	707084	0.73	40.39

Dr. Karsten Eden, Certified Professional Geologist, and Vice President Exploration of Silverado, is the qualified person as defined by Canadian National Instrument 43-101 for the Company and has verified the data contained in this news release.

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

ABOUT THE COMPANY

The Company is an exploration stage company focused on the exploration of gold properties, with some past production, and the development of new environmentally friendly low-rank coal water fuel technology. The Company has gold properties located throughout Alaska, which include a 100% interest in numerous mining claims located on the Nolan Creek property. The Company is developing low-rank coal water fuel that would be produced from low-rank coal and processed into an environmentally friendly oil substitute. Silverado Green Fuel Inc. is a wholly owned subsidiary of its publicly traded parent, Silverado Gold Mines Ltd. For more information, please visit http://www.silverado.com/.

CONTACT INFORMATION - SILVERADO GOLD MINES LTD.

Mailing Address	Telephone: (604) 689-1535
Suite 1820 - 1111 West Georgia St	Facsimile: (604) 682-3519
Vancouver, British Columbia	Toll Free: 1-800-665-4646
Canada V6E 4M3	(Canada and USA only)

Trading Symbols	Investor Relations: E-mail: ir@silverado.com
OTC BB - SLGLF	Public Relations: E-mail: pr@silverado.com
FRANKFURT - SLGL	Media Relations: E-mail: jay@silverado.com

This News Release may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are forward-looking statements are based on the current expectations, beliefs, assumptions, estimates and forecasts about the Company's business and the industry and markets in which it operates. Such forward-looking statements involve risks and uncertainties regarding the market price of gold, availability of funds, government regulations, common share prices, operating costs, capital costs, outcomes of test mining activities and other factors. Forward-looking statements are made, without limitation, in relation to operating plans, property exploration activities, including test mining activities, availability of funds, environmental reclamation, operating costs and permit acquisition. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", or "continue", and the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should consider various factors, including the risks detailed in the Company's filings with the Canadian Securities Authorities and the US SEC. These factors may cause the Company's actual results to differ materially from any forward looking statement. Except as required by applicable securities laws, the Company disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com